EXHIBIT 1

                      STATEMENT PURSUANT TO RULE 13D-1 (F)

     The undersigned parties hereto hereby consent and agree to file a joint statement on Schedule 13(G) (Amendment No. 1) under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of ROYAL PRECISION, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such Schedule 13(G) (Amendment No. 2), thereby incorporating the same into such Schedule 13(G)(Amendment No. 2).

BERENSON, MINELLA & CO. 1993            BERENSON, MINELLA & CO. 1996
PROFIT SHARING PLAN                     PROFIT SHARING PLAN


By: /s/ Gregg Feinstein                 By: /s/ Gregg Feinstein
   --------------------------------        -------------------------------------
   Gregg Feinstein, Authorized Signer      Gregg Feinstein, Authorized Signer

Dated: July 18, 2000                    Dated: July 18, 2000
      -----------------------------           ----------------------------------

BERENSON, MINELLA & CO., LLC.


By: /s/ Gregg Feinstein
   --------------------------------
   Gregg Feinstein, Authorized Signer

Dated: July 18, 2000
      -----------------------------

DMB PROPERTY VENTURES LIMITED           DMB GP, INC.
     PARTNERSHIP
By:  DMB GP, Inc.

By: /s/ Timothy A. Kaehr                By: /s/ Timothy A. Kaehr
   --------------------------------        -------------------------------------

Title:  Executive Vice President        Title: Executive Vice President
      -----------------------------           ----------------------------------

Dated: July 18, 2000                    Dated: July 18, 2000
      -----------------------------           ----------------------------------

/s/ Raymond J. Minella
-----------------------------------
Raymond J. Minella

Dated: July 18, 2000
      -----------------------------

/s/ Jeffrey L. Berenson                 /s/ Richard P. Johnston
-----------------------------------     ----------------------------------------
Jeffrey L. Berenson                     Richard P. Johnston

Dated: July 18, 2000                    Dated: June 30, 2000
      -----------------------------           ----------------------------------

/s/ Jayne A. Johnston                   /s/ Danny Edwards
-----------------------------------     ----------------------------------------
Jayne Johnston                          Danny Edwards

Dated: June 30, 2000                    Dated: July 8, 2000
      -----------------------------           ----------------------------------

/s/ Kenneth J. Warren                   /s/ David E. Johnston
-----------------------------------     ----------------------------------------
Kenneth J. Warren                       David E. Johnston

Dated: June 29, 2000                    Dated: June 29, 2000
      -----------------------------           ----------------------------------

/s/ Bennett Dorrance                    /s/ Drew Brown
-----------------------------------     ----------------------------------------
Bennett Dorrance                        Drew M. Brown

Dated: July 10, 2000                    Dated: July 10, 2000
      -----------------------------           ----------------------------------


/s/ Mark N. Sklar                       /s/ Bennett Dorrance
-----------------------------------     ----------------------------------------
Mark N. Sklar                           Bennett Dorrance, Trustee of the
                                        Bennett Dorrance Trust

Dated: July 11, 2000                    Dated: July 10, 2000
      -----------------------------           ----------------------------------


/s/ Richard P. Johnston                 /s/ Jayne A. Johnston
-----------------------------------     ----------------------------------------
Richard P. Johnston, trustee of         Jayne Johnston, trustee of Johnston
Johnston Family Charitable Remainder    Family Charitable Remainder Trust #3
Trust #3

Dated: June 30, 2000                    Dated: June 30, 2000
      -----------------------------           ----------------------------------